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                      GT GLOBAL THEME FUNDS: ADVISOR CLASS

                  SUPPLEMENT TO PROSPECTUS DATED MARCH 1, 1998
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THE  FOLLOWING  SUPPLEMENTS,  AS APPLICABLE,  THE  DISCUSSION  UNDER "INVESTMENT
OBJECTIVES AND POLICIES," "HOW TO INVEST," "MANAGEMENT" AND "OTHER INFORMATION" WITH RESPECT TO G.T. INVESTMENT FUNDS, INC. (THE "COMPANY"), GLOBAL INVESTMENT PORTFOLIO (THE "PORTFOLIO") AND EACH FUND:

On January 30, 1998, Liechtenstein Global Trust, AG ("LGT"), the indirect parent organization of GT Global, Inc. and Chancellor LGT Asset Management, Inc. ("Chancellor LGT"), entered into an agreement with AMVESCAP PLC ("AMVESCAP") pursuant to which AMVESCAP will acquire LGT's Asset Management Division, which includes Chancellor LGT (the "Purchase"). AMVESCAP is a holding company formed in 1997 by the merger of INVESCO PLC and A I M Management Group Inc. Consummation of the purchase is subject to a number of contingencies, including regulatory approvals. The transaction would constitute an assignment of, and thereby result in the termination of, the Company's investment management agreement with Chancellor LGT. Accordingly, the Portfolio's Board of Trustees and the Company's Board of Directors has approved, subject to shareholder approval, new investment management and administration agreements between A I M Advisors, Inc. ("A I M"), a wholly-owned subsidiary of AMVESCAP, and the Portfolio or Company, as applicable, and sub-advisory and sub-administration agreements between A I M and Chancellor LGT, which will become a separate, indirect wholly-owned subsidiary of AMVESCAP. Under the new agreements, A I M would serve as investment manager and administrator and Chancellor LGT would serve as investment sub-adviser and sub-administrator of the Portfolio or Company, as applicable. In addition to shareholder approval, implementation of the new investment advisory arrangements is contingent upon the consummation of the Purchase.

The Board of Directors of the Company has also approved the following matters, subject to shareholder approval:

1.  Amendments to the fundamental investment restrictions of each Fund.

2. The reorganization of the Company from a Maryland corporation into a Delaware business trust.

In addition, the Board has approved new distribution agreements for the Funds pursuant to which A I M Distributors, Inc. ("A I M Distributors"), a wholly-owned subsidiary of A I M, would serve as each Fund's principal underwriter.

Implementation of the new distribution arrangements is contingent upon (1) shareholder approval of the new investment advisory arrangements; and (2) the consummation of the Purchase.

A special meeting of shareholders of the Company will be held on May 20, 1998 to consider and vote on, among other proposals, the matters noted above that require shareholder approvals. If the matters are approved by shareholders and the Purchase consummated, it is anticipated that the changes described above will become effective on or about June 1, 1998.

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THESX803M                                                         March 25, 1998